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                                                                    Exhibit 10.7



                            STOCK PURCHASE AGREEMENT

                                   SEEC, INC.

                                 JULY 15, 1996

               PENNSYLVANIA RESIDENTS ARE REFERRED TO THE RIGHT OF
                  WITHDRAWAL DESCRIBED IN SECTION 4(b) HEREOF
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                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT made as of the 15th day of July, 1996, by and among SEEC, Inc., a Pennsylvania corporation (the "Company"), Glen Chatfield (the "Investor") and the noteholders listed on Schedule A hereto (individually a "Noteholder" and collectively the "Noteholders").

     WHEREAS, the authorized capital of the Company consists of 10,000,000 shares of Common Stock (the "Common Stock");

     WHEREAS, each Noteholder holds the promissory notes identified on Schedule A hereto (individually a "Note" and collectively the "Notes"), and each Noteholder has agreed to convert his or its Note into shares of Common Stock;

     WHEREAS, the Investor has agreed to purchase 133,333 shares of Common Stock; and

     WHEREAS, the Company has agreed to effect the conversion of the Notes into shares of Common Stock and to sell such shares of Common Stock to the Investor, all upon the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. ISSUANCE OF COMMON STOCK AND WARRANTS.

        (a) SALE OF COMMON STOCK TO INVESTOR. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing and the Company agrees to sell to the Investor 133,333 shares of Common Stock at a purchase price of $1.50 per share, for an aggregate purchase price of $200,000.

        (b) CONVERSION OF NOTES. Subject to the terms and conditions of this Agreement, each Noteholder severally agrees to surrender his or its Notes to the Company at the Closing, whereupon the principal of and accrued and unpaid interest on each Note will be automatically converted into shares of Common Stock at a conversion price of $1.50 per share, with each Note being converted into the number of whole shares of Common Stock shown on Schedule A. The Company will not issue fractional shares of Common Stock upon such conversion but will make the cash payments identified on Schedule A in lieu thereof.

     2. CLOSING. The purchase and sale of the Common Stock and the conversion of the Notes shall take place at the offices of Cohen & Grigsby, P.C., 2900 CNG Tower, 625 Liberty Avenue, Pittsburgh, Pennsylvania 15222 at

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10:00 a.m. as of July 15, 1996 and, in the case of the Investor, a date mutually agreeable to the Company and the Investor.

     3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR AND NOTEHOLDERS. The Investor and each Noteholder severally represents and warrants to the Company that:

        (a) ACCREDITED INVESTOR. Each Investor is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act of 1933 (the "Act").

        (b) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Investor and each Noteholder in reliance upon the Investor's and each Noteholder's representation to the Company, which by the Investor's and such Noteholder's execution of this Agreement he or it confirms, that the Common Stock to be received by the Investor or such Noteholder hereunder will be acquired for investment for the Investor's or such Noteholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor or such Noteholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor or such Noteholder further represents that the Investor or such Noteholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock to be issued hereunder.

        (c) DISCLOSURE OF INFORMATION. The Investor and each Noteholder acknowledges that he or it has had access to the books and records of the Company and all other available information, and has had the opportunity to ask questions of all officers and agents of the Company, pertinent to his or its investment decision.

        (d) RESTRICTED SECURITIES. The Investor and each Noteholder understands that the shares of Common Stock he or it is acquiring hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Investor and each Noteholder represents that he or it is familiar with Rule 144 promulgated by the Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

        (e) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Investor and each Noteholder further agrees not to make any disposition of all or any portion of the Common Stock unless and until:

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          (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

          (ii) (x) The Investor or such Noteholder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (y) if reasonably requested by the Company, the Investor or such Noteholder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

          (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such Registration Statement or opinion of counsel shall be necessary for a transfer by a holder of Common Stock which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Investor hereunder.

        (f) LEGENDS. The Investor and each Noteholder understands and agrees that the certificates evidencing the Common Stock may bear one or all of the following legends:

          (i) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

          (ii) Any legend required by the applicable state securities laws.

        (g) RESIDENCE. The Investor and each Noteholder is a resident of the State indicated on Schedule A.

     4. PENNSYLVANIA SECURITIES LAW OF 1972.

        (a) The Investor and each Noteholder who is a Pennsylvania resident hereby agrees not to sell the shares of Common Stock purchased pursuant hereto within 12 months after the date of purchase unless the Company determines

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

that such sale is in accordance with Section 203(d) of the Pennsylvania Securities Law of 1972 and regulations thereunder.

        (b) THE INVESTOR AND EACH NOTEHOLDER WHO IS A PENNSYLVANIA RESIDENT IS HEREBY NOTIFIED THAT HE OR IT HAS THE RIGHT, UNDER SECTION 207(m) OF THE PENNSYLVANIA SECURITIES LAW OF 1972, TO WITHDRAW HIS OR ITS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO ANY PERSON WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF HIS OR ITS BINDING WRITTEN CONTRACT OF PURCHASE. UPON SUCH WITHDRAWAL, THE INVESTOR OR SUCH NOTEHOLDER WILL RECEIVE A FULL REFUND OF ALL MONEYS PAID BY HIM OR IT. TO ACCOMPLISH THIS WITHDRAWAL, THE INVESTOR OR SUCH NOTEHOLDER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT ITS ADDRESS FOR NOTICES INDICATING HIS OR ITS INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED BEFORE THE END OF SUCH SECOND BUSINESS DAY. IF THE INVESTOR OR ANY NOTEHOLDER SENDS A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED. IF THE INVESTOR OR ANY NOTEHOLDER MAKES THE REQUEST ORALLY, HE OR IT SHOULD ASK FOR WRITTEN CONFIRMATION THAT SUCH REQUEST WAS RECEIVED.

     5. CONDITIONS OF THE COMPANY'S OBLIGATIONS TO THE INVESTOR AND NOTEHOLDERS AT CLOSING. The obligations of the Company to the Investor and the Noteholders under this Agreement are subject to the fulfillment on or before the Closing by the Investor and each Noteholder of the terms and conditions hereof and of each of the following conditions:

        (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor and each Noteholder contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

        (b) SECURITIES QUALIFICATION. Such offer and sale shall be exempt from qualification or registration under applicable federal and state securities laws.

        (c) QUESTIONNAIRE. Each Investor shall have completed and returned to the Company the Questionnaire delivered to the Investor herewith.

     6. SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Investor and the Noteholders contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

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     7. SUCCESSORS AND ASSIGNS. Except as specifically provided otherwise herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     8. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania.

     9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, and by the different parties hereto on different counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     11. NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

     12. EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     13. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the shares of Common Stock issued hereunder.

     14. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       SEEC, Inc.
                                       5001 Baum Boulevard
                                       Pittsburgh, PA  15213
                                       Attention:  President

                                       By:______________________________
                                                President

                                       ---------------------------------
                                       Glen Chatfield

                                       NOTEHOLDERS:

                                       ---------------------------------
                                       Ravindra Koka

                                       ---------------------------------
                                       Stanley Young

                                       ---------------------------------
                                       John D. Godfrey

                                       ---------------------------------
                                       Larry Keating

                                       ---------------------------------
                                       Rufus Clark

                                       GRA INVESTMENT

                                       By:_________________________________
                                                Title

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                                       ---------------------------------
                                       Maxine Goldman

                                       ---------------------------------
                                       David Smith

                                       ---------------------------------
                                       David L. Phillips

                                       ---------------------------------
                                       Charles Hall

                                       ---------------------------------
                                       Jan Coopersmith

                                       ---------------------------------
                                       Greg Dwyer

                                       ---------------------------------
                                       Abe Ostrovsky

                                       PROVIDENCE INVESTMENT
                                       MANAGEMENT GROUP

                                       By:______________________________
                                              Title

                                       THE AMAR FOUNDATION

                                       By:______________________________
                                              Title


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


                                   SCHEDULE A


                                                                      Interest on          Number of Full      Cash Settlement
                                            Principal Amount       Promissory Notes          Shares of           In Lieu of
   Name of                                    of Promissory            through              Common Stock         Fractional
 Noteholder             Address                  Note(s)            July 15, 1996          upon Conversion         Shares
 ----------             -------                  -------            -------------          ---------------         ------
Ravindra Koka           Mt. Lebanon,              $76,541               $29,207.40               70,499             $0.03
                        Pennsylvania            (7% Demand)


Stanley Young           Loeminster,               $25,000   --------
                        Massachusetts           (7% Demand)        I
                                                                   +--- $19,318.22               46,212             $0.22
Stanley Young           Loeminster,               $25,000          I
                        Massachusetts           (7% Demand) --------


Stanley Young           Loeminster,               $25,000                $6,999.65               21,333             $0.14
                        Massachusetts        (10% Subordinated)

The Amar Foundation     Palo Alto,                $95,000               $33,878.55               85,919             $0.05
                        California              (7% Demand)

John D. Godfrey         Pittsburgh,               $50,565               $18,759.07               46,215             $1.25
                        Pennsylvania            (7% Demand)

Larry Keating           Danburry,                 $12,500                $5,333.50               11,889              0
                        Connecticut          (10% Subordinated)

Rufus Clark             Winchester,                $6,250                $2,666.50                5,944             $0.50
                        Massachusetts        (10% Subordinated)





                                                                      Interest on          Number of Full      Cash Settlement
                                            Principal Amount       Promissory Notes          Shares of           In Lieu of
   Name of                                    of Promissory            through              Common Stock         Fractional
 Noteholder             Address                  Note(s)            July 15, 1996          upon Conversion         Shares
 ----------             -------                  -------            -------------          ---------------         ------

GRA Investment          Woburn,                   $12,500                $5,333.50               11,889              0
                        Massachusetts        (10% Subordinated)

Maxine Goldman          Swampscott,                $6,250                $2,659.55                5,939             $1.05
                        Massachusetts        (10% Subordinated)


David Smith             Los Angeles,              $12,500       -------
                        California          (10% Subordinated)        I
                                                                      +--$7,979.16               17,819             $0.66
David Smith             Los Angeles,              $6,250              I
                        California          (10% Subordinated)  -------


David L. Phillips       Danvers,                  $12,500                $5,288.36               11,858             $1.36
                        Massachusetts        (10% Subordinated)

Charles Hall            Sea Cliff,                 $6,250                $2,643.93                5,929             $0.43
                        New York             (10% Subordinated)

Jan Coopersmith         Marblehead,               $12,500                $5,288.36               11,858             $1.36
                        Massachusetts        (10% Subordinated)

Greg Dwyer              Leominster,                $6,250                $2,538.03                5,858             $1.03
                        Massachusetts        (10% Subordinated)

Abe Ostrofsky           Coconut Grove,             $6,250                $2,569.28                5,879             $0.78
                        Florida              (10% Subordinated)

Providence Investment   New York,                 $100,000              $37,944.30               91,962             $1.29
Management Group        New York             (10% Subordinated)


TOTAL                                                                                           457,002


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